Exhibit 4.1

Number	Shares
OPEN

COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE	SEE REVERSE FOR STATEMENTS
IN JERSEY CITY, NJ, NEW YORK, NY	RELATING TO RIGHTS, PREFERENCES,
AND PITTSBURGH, PA	PRIVILEGES AND RESTRICTIONS, IF ANY

CUSIP 68372A 10 4

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF

OpenTable, Inc.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

CORPORATE SECRETARY AND CHIEF FINANCIAL OFFICER	PRESIDENT AND CHIEF EXECUTIVE OFFICER

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF: APRIL 29, 2009
COLUMBIA, TENNESSEE 38401	OPENTABLE, INC.
(931) 388-3003	TSB 32314 FC
SALES: J. HEMMING 925-398-8788	OPERATOR: AP/JB/AP
Rev 2

COLORS SELECTED FOR PRINTING: Logo prints BLACK. Intaglio prints in SC-7 dark blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS    OK WITH CHANGES     MAKE CHANGES AND SEND ANOTHER PROOF

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY:

AUTHORIZED SIGNATURE

OpenTable, Inc.

The Corporation is authorized to issue two classes of stock, Common Stock and Preferred Stock. A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship		under Uniform Gifts to Minors
		and not as tenants in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                                             hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE (S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DeROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF: APRIL 29, 2009
COLUMBIA, TENNESSEE 38401	OPENTABLE, INC.
(931) 388-3003	TSB 32314 BK
SALES: J. HEMMING 925-398-8788	OPERATOR: AP
R1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:     OK AS IS     OK WITH CHANGES     MAKE CHANGES AND SEND ANOTHER PROOF